As filed with the Securities and Exchange Commission on October 25, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 24, 2007

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-8486

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On October 24, 2007, R. Eugene Taylor announced his retirement from his position as Vice Chairman and President, Global Corporate and Investment Banking of Bank of America Corporation (the “Registrant”).

On October 24, 2007, Brian T. Moynihan was named to succeed Mr. Taylor as President, Global Corporate and Investment Banking of the Registrant.

On October 24, 2007, Keith T. Banks, 51, was named to succeed Mr. Moynihan as President, Global Wealth and Investment Management of the Registrant. Mr. Banks has served as President and Chief Investment Officer of Columbia Management, the Registrant’s asset management organization, since 2004. Prior to that time, he was Chief Executive Officer and Chief Investment Officer of FleetBoston Financial Corporation’s asset management organization from 2000 to 2004.

Mr. Moynihan and Mr. Banks will assume their new positions effective October 24, 2007. Mr. Taylor will assist in the transition through the end of 2007.

A copy of the press release announcing the events described above is attached as Exhibit 99.1 and is incorporated in this report by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Bank of America Corporation News Release dated October 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

	By:	/s/ Teresa M. Brenner
Teresa M. Brenner
Associate General Counsel

Date: October 25, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	Bank of America Corporation News Release dated October 24, 2007